UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): June 8, 2005

EQUINIX, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-31293	77-0487526
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

301 Velocity Way, 5th Floor

Foster City, California 94404

(650) 513-7000

(Addresses, including zip code, and telephone numbers, including area code, of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.01. NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD TRANSFER OF LISTING.

As described in Item 5.02 below, on June 8, 2005, the Company notified The Nasdaq Stock Market, Inc. that it was not in compliance with NASD Rule 4350(d)(2)(A) due to the vacancy created by Dennis Raney’s resignation as a member of the audit committee of the Company’s board of directors. NASD Rule 4350(d)(2)(A) requires the audit committee of each Nasdaq issuer to have at least three independent members on its audit committee (as defined by Nasdaq Rules 4200(a)(15) and Rule 10A-3(b)(1) under the Securities Exchange Act of 1934), at least one of whom is a financial expert. Consequently, the Company is in the process of searching for a new candidate to serve on its board and audit committee who possesses qualifications that will satisfy the independence requirements and the audit committee financial expert requirement. Currently, the audit committee is comprised of two independent members.

The Company has a cure period under NASD Rule 4350(d)(4)(B) until the earlier of the Company’s next annual meeting or June 7, 2006 to comply with the requirements of NASD Rule 4350(d)(2)(A).

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

(b) On June 8, 2005, Dennis Raney resigned from the board of directors of the Company. In May 2005, Mr. Raney joined Liberty-Greenfield, a real estate advisory partnership with which the Company does business, as a partner. Prior to joining Liberty-Greenfield, Mr. Raney notified Peter Van Camp, the Company’s Chief Executive Officer, that he was considering becoming a partner with Liberty-Greenfield and that he would resign from the Company’s board of directors if he became a partner. Although a compensatory relationship existed between Mr. Raney and Liberty-Greenfield prior to his becoming a partner with Liberty-Greenfield, Mr. Raney did not receive any direct or indirect compensation for business conducted by Liberty-Greenfield with the Company prior to his resignation. Following Mr. Raney’s resignation, the Company executed a real estate lease that Liberty-Greenfield had assisted the Company in negotiating. Liberty-Greenfield will receive commission compensation from the lessor in this transaction. Mr. Raney will receive a portion of the compensation paid to Liberty-Greenfield as a result of his partnership interest.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c)	Exhibits

Exhibit	Description
Exhibit 99.1	Resignation letter from Dennis Raney dated June 8, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUINIX, INC.

Date: June 14, 2005	By:	/s/ Renee F. Lanam
Renee F. Lanam
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit
Exhibit 99.1	Resignation letter from Dennis Raney dated June 8, 2005.